SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported: September 24, 1999


              THE READER'S DIGEST ASSOCIATION, INC.
     (Exact name of registrant as specified in its charter)


        Delaware               1-10434            13-1726769
 (State or other juris-    (Commission File    (I.R.S. Employer
diction of incorporation       Number)       Identification No.)
    or organization)


           Pleasantville, New York          10570-7000
       (Address of principal executive      (Zip Code)
                  offices)


       Registrant's telephone number, including area code:
                         (914) 238-1000



                                              Page 1 of __ pages.

ITEM 5.   Other Events.

          Filed herewith as Exhibit 99.1 is a copy of the company's news release, issued today, relating to a Share Exchange between the Company and the DeWitt Wallace-Reader's Digest Fund, Inc. and Lila Wallace-Reader's Digest Fund, Inc.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial statements of business acquired
               Not applicable
          (b)  Pro forma financial information
               Not applicable
          (c)  Exhibits

          Number                        Description

         99.1 Press Release of The Reader's Digest
              Association, Inc. dated September 24, 1999

         99.2 Share Exchange Agreement dated September 24, 1999 by and among the DeWitt Wallace-Reader's Digest Fund, Inc. and the Lila Wallace-Reader's Digest Fund, Inc. and The Reader's Digest Association, Inc.


                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE READER'S DIGEST ASSOCIATION, INC.
                          (Registrant)


Date:  September 24, 1999
                           /s/GEORGE S. SCIMONE
                             George S. Scimone
                             Senior Vice President and
                             Chief Financial Officer


                          EXHIBIT INDEX



Exhibit No.                        Description

     99.1           Press Release of The Reader's Digest
                    Association, Inc. dated September 24, 1999

     99.2 Share Exchange Agreement dated September 24, 1999 by and among the DeWitt Wallace-Reader's Digest Fund, Inc. and the Lila Wallace-Reader's Digest Fund, Inc. and The Reader's Digest Association, Inc.